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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report:  July 8, 2005

                  Date of earliest event reported: July 8, 2005
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                      INTREPID TECHNOLOGY & RESOURCES, INC.
              (Exact name of registrant as specified in its charter)

            IDAHO                     00-27845                84-1304106
  (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)


    501 WEST BROADWAY, SUITE 200, IDAHO FALLS, IDAHO                83402
        (Address of principal executive offices)                 (Zip code)

     Registrant's telephone number, including area code:     (208) 529-5337



              (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.


On July 6, 2005, Intrepid Technology & Resources Inc., Board of Directors, upon recommendation of the Audit Committee, engaged Jones Simkins, P.C. Certified Public Accountants., as independent auditor, replacing Eide Bailly LLP formerly Balukoff Lindstrom & Co., PA.

Eide Bailly LLP's reported on Intrepid Technology & Resources Inc., financial statements for the years ended June 30, 2004, 2003, and 2002. The report of Eide Bailly LLP for the year ended June 30, 2004 was an unqualified report. The prior report of Eide Bailly LLP for the years ended June 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During Intrepid Technology & Resources Inc.'s three most recent fiscal years and through the date of Eide Bailly LLP's dismissal, there were no disagreements with Eide Bailly LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eide Bailly LLP's satisfaction, would have caused Eide Bailly to make reference to the subject matter in connection with its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1) or Item 304(a)(3) of Regulation S-B.

Intrepid Technology & Resources, Inc., has provided Eide Bailly LLP with a copy of the above disclosures. Attached, as Exhibit 99 is a copy of Eide Bailly LLP's letter, dated July 8, 2005, stating its agreement with such statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 8, 2005
                                        Intrepid Technology & Resources Inc.

                                        By: /s/  Dennis D. Keiser
                                           --------------------------------
                                             Dennis D. Keiser
                                             Chief Executive Officer and
                                             Chairman of the Board


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                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION
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Ex. 99.doc     Letter of Eide Bailly LLP to the Securities & Exchange Commission
               dated July 8, 2005